UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 17, 2025
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Main Street Capital Corporation
(Exact name of registrant as specified in its charter)

Maryland	814-00746	41-2230745
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1300 Post Oak Boulevard, 8th Floor, Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:   (713) 350-6000
Not Applicable
___________________________________________________________________________________
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MAIN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the
Exchange Act. ☐

Item 2.02Results of Operations and Financial Condition.
On July 17, 2025, the Registrant issued a press release announcing certain preliminary estimates of its financial condition and results of operations for its fiscal quarter ended June 30, 2025, as well as other information. A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The information disclosed herein, including Exhibit 99.1 hereto, shall be deemed “filed” for purposes of Section 18 of the
Securities Exchange Act of 1934, as amended, and shall be deemed incorporated by reference into the Registrant’s filings made under the Securities Act of 1933, as amended; provided, however, that information contained on the Registrant’s website referred to in the press release attached hereto as Exhibit 99.1 is not incorporated by reference herein or in Exhibit
99.1 and is not a part of this Form 8-K or Exhibit 99.1.
Item 9.01Financial Statements and Exhibits.
(d) Exhibits

99.1	Press release dated July 17, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Main Street Capital Corporation

Date: July 17, 2025	By:	/s/ Jason B. Beauvais
Name: Jason B. Beauvais
Title: General Counsel